SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

Date of Report: July 30, 2001

PRO-DEX, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-14942

Colorado	84-1261240
(State or other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

650 S. Taylor Ave., Suite 20-A, Louisville, CO 80027
(Address Of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 443-6136

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. Changes in the Control of Registrant. None.

ITEM 2. Acquisition or Disposition of Assets. On June 12, 2001, registrant sold substantially all of the assets of its indirect wholly-owned subsidiaries, Biotrol, Inc. and Challenge Products, Inc. to Young Colorado, LLC, a newly formed subsidiary of Young Innovations, Inc., for a purchase price of $9,000,000 in cash. Payment of the purchase price was subject to cash holdbacks totaling $2,400,000, which was escrowed to secure the performance of various warranties under the sale agreement. The assets sold comprised registrant's line of infection control and preventive chemical products.

ITEM 3. Bankruptcy or Receivership. None.

ITEM 4. Changes in Registrant's Certifying Registered Accountant. None.

ITEM 5. Other Events. None.

ITEM 6. Resignation of Registrant's Directors. None.

ITEM 7. Financial Statements and Exhibits. Unaudited Pro Forma Consolidated Balance Sheet for March 31, 2001. Unaudited Pro Forma Consolidated Income Statements for the nine-months ended March 31, 2001 and 2000, Unaudited Pro Forma Consolidated Income Statements for the years ending June 30, 2000, and June 30, 1999.

ITEM 8. Changes in Fiscal Year. None.

ITEM 9. Regulation FD Disclosure. None.

Exhibit 99-1 Asset purchase agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-DEX, INC.

July 30, 2001	/s/ George J. Isaac
George J. Isaac
Chief Financial Officer

The unaudited pro-forma consolidated income statements for the years ended June 30, 2000, and 1999, and the nine months ended March 31, 2001, and 2000, and the unaudited pro forma balance sheet as of March 31, 2001 have been prepared to illustrate the sale of two subsidiaries, Biotrol, Inc., and Challenge Products, Inc. The pro forma consolidated income statements give effect to the transaction as if it occurred on July 1, 1998, and the pro forma consolidated balance sheet gives effect to the transaction as if it occurred on March 31, 2001. These pro forma consolidated financial statements do not purport to be indicative of the results of operations or financial position of the Registrant that would have actually been obtained had this transaction been completed as of the assumed dates, and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Registrant believes are reasonable. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Registrant, and the notes thereto. The gain on the sale of the subsidiaries has not been presented in the pro forma income statements. The amount of the gain is estimated to be $6.7 million, less a tax affect of $2.5 million, resulting in a net gain of $4.2 million. The estimated gain, net of tax, is reflected in the pro forma consolidated balance sheet as of March 31, 2001. The actual gain may be significantly different, and is subject to change.

Pro-Dex, Inc.
Unaudited Pro-Forma Balance Sheet
March 31, 2001

		Disposition	Pro-forma
		of	Adjustment
	Historical	Business(a)	(b)	Pro-forma
	_______________________________________________________
Current Assets	$9,053	$2,133	$2,400	$9,320

Property & Equipment	2,360	465		1,895

Other Assets	3,130	38		3,092
	_______________________________________________________
Total Assets	$14,543	$2,636	$2,400	$14,307
	=================================================
Current Liabilities	$8,489	$937	($3,504)	$4,048

Long-Term Debt	0	0		0

Shareholders' Equity	6,054	1,699	5,904	10,259
	_______________________________________________________
Total Liabilities & Shareholders' Equity	$14,543	$2,636	$2,400	$14,307
	=================================================

(a) - Represents disposition of assets and liabilities of Biotrol & Challenge
(b) - Represents the proceeds from the sale of Biotrol & Challenge after provisions for income taxes, and payoff of the Company's bank debt.

Net proceeds from sale	$ 8,400
Less: Income tax on gain	(2,496)
	_______
Net proceeds from sale	5,904
	=====

Pro-Dex, Inc.
Unaudited Pro-Forma Income Statement
Nine Months Ended March 31, 2001

		Disposition	Pro-forma
		of	Adjustment
	Historical	Business(a)	(b)	Pro-forma
	_________________________________________________________

Net Sales	$19,025	$7,044		$11,981

Cost of Sales	9,109	3,375		5,734
	_________________________________________________________

Gross Profit	9,916	3,669		6,247

Operating Expenses	9,075	3,395		5,680
	_________________________________________________________

Income from Operations	840	274		566

Other expenses, primarily interest	(666)	(88)	505	(73)
	_________________________________________________________

Income before taxes	174	186	505	493

Income taxes	(70)	(74)	(202)	(198)
	_________________________________________________________

Net income (loss)	$104	$112	$303	$295
	==================================================

(a) - Represents the disposition of the Biotrol and Challenge subsidiaries
(b) - Represents the elimination of interest paid on a bank loan paid off with proceeds from sale of Biotrol and Challenge.

Pro-Dex, Inc.
Unaudited Pro-Forma Income Statement
Nine Months Ended March 31, 2000

		Disposition	Pro-forma
		of	Adjustment
	Historical	Business(a)	(b)	Pro-forma
	_________________________________________________________

Net Sales	$19,038	$7,519		$11,519

Cost of Sales	8,673	3,276		5,397
	_________________________________________________________

Gross Profit	10,365	4,243		6,122

Operating Expenses	7,688	2,872		4,816
	_________________________________________________________

Income from Operations	2,677	1,371		1,306

Other expenses, primarily interest	(800)	(74)	625	(101)
	_________________________________________________________

Income before taxes	1,877	1,297	625	1,205

Income taxes	(761)	(519)	(250)	(492)
	_________________________________________________________

Net income (loss)	$1,116	$778	$375	$713
	==================================================

(a) - Represents the disposition of the Biotrol and Challenge subsidiaries
(b) - Represents the elimination of interest paid on a bank loan paid off with proceeds from sale of Biotrol and Challenge.

Pro-Dex, Inc.
Pro-Forma Income Statement
Year Ended June 30, 2000

		Disposition	Pro-forma
		of	Adjustment
	Historical	Business (a)	(b)	Pro-forma
	_________________________________________________________

Net Sales	$26,670	$10,573		$16,097

Cost of Sales	12,125	4,519		7,606
	_________________________________________________________
Gross Profit	14,545	6,054		8,491

Operating Expenses	10,815	3,997		6,818
	_________________________________________________________
Income from Operations	3,730	2,057		1,673

Other expenses, primarily interest	(1,131)	(105)	(846)	(180)
	_________________________________________________________
Income before taxes	2,599	1,952	846	1,493

Income taxes	(1,058)	(781)	(338)	(615)
	_________________________________________________________
Net income (loss)	$1,541	$1,171	$508	$878
	==================================================

(a) - Represents the disposition of the Biotrol and Challenge subsidiaries
(b) - Represents the elimination of interest paid on a bank loan paid off with proceeds from sale of Biotrol and Challenge.

Pro-Dex, Inc.
Pro-Forma Income Statement
Year Ended June 30, 1999

		Disposition	Pro-forma
		of	Adjustment
	Historical	Business(a)	(b)	Pro-forma
	_________________________________________________________

Net Sales	$18,342	$9,535		$8,807

Cost of Sales	9,763	4,770		4,993
	_________________________________________________________

Gross Profit	8,579	4,765		3,814

Operating Expenses	18,833	4,660		14,173
	_________________________________________________________

(Loss) from Operations	(10,254)	105		(10,359)

Other expenses, primarily interest	(971)	(110)	(746)	(115)
	_________________________________________________________

(Loss) before tax credits	(11,225)	(5)	746	(10,474)

Income tax credits	2,291	(2)	(298)	1,995
	_________________________________________________________

Net (loss)	($8,934)	($3)	$448	($8,483)
	==================================================

(a) - Represents the disposition of the Biotrol and Challenge subsidiaries
(b) - Represents the elimination of interest paid on a bank loan paid off with proceeds from sale of Biotrol and Challenge.